SOVEREIGN BANK — LOAN NO. 17033655

LOAN MODIFICATION AGREEMENT

THIS LOAN MODIFICATION AGREEMENT (this "Modification Agreement") dated as of MARCH 25, 2015 (the "Effective Date"), is between SOVEREIGN BANK, a Texas state bank (together with its successors and assigns, "Lender"), and LAZARUS REFINING & MARKETING, LLC, a Delaware limited liability company ("Debtor").

RECITALS

WHEREAS, Debtor and Lender entered into that certain LOAN AND SECURITY AGREEMENT dated as of MAY 2, 2014 (as amended, modified, or restated from time to time, the "Loan Agreement") (capitalized terms not otherwise defined herein shall have the same meanings as in the Loan Agreement).

WHEREAS, under the Loan Agreement, Debtor executed and delivered to Lender that certain PROMISSORY NOTE dated as of MAY 2, 2014, in the original notational amount of TWO MILLION AND NO/100 DOLLARS ($2,000,000.00) (as amended, modified, or restated from time to time, the "Note").

WHEREAS, Debtor has requested that Lender modify the Loan Documents as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.            Modification of Section 1 of the Note. The first two sentences of Section 1 of the Note are hereby deleted and replaced with the following:

"Prior to the Maturity Date or an Event of Default, the Rate shall be the LESSER of (a) the MAXIMUM RATE, or (b) the GREATER of (i) the PRIME RATE plus TWO AND THREE-QUARTERS PERCENT (2.75%), or (ii) SIX PERCENT (6.00%) (the interest rate floor). From and after the Maturity Date, the Rate shall be the Maturity Rate. The Rate will change unless otherwise provided on the first day of each calendar quarter. The term "Prime Rate" means a variable rate of interest per annum equal to the prime rate as published from time to time in the "Bonds, Rates & Yields" table of The Wall Street Journal. If such prime rate, as so quoted, is split between two or more different interest rates, then the Prime Rate shall be the highest of such interest rates. If the prime rate is no longer published in the "Bonds, Rates & Yields" table of The Wall Street Journal, then the Prime Rate shall be (a) the rate of interest per annum established from time to time by Lender and designated as its base or prime rate, which may not necessarily be the lowest rate charged by Lender and is set by Lender in its sole discretion, or (b) if Lender does not publish or announce a base or prime rate, or does so infrequently or sporadically, then the Prime Rate shall be determined by reference to another base rate, prime rate, or similar lending rate index, generally accepted on a national basis, as selected by Lender in its sole and absolute discretion."

2.            Modification of Section 3 of the Note. Section 3 of the Note is hereby modified in its entirety to read as follows:

3.                       Payment Schedule. Except as expressly provided herein to the contrary, all payments on this Note shall be applied in the following order of priority: (a) the payment or reimbursement of any expenses, costs or obligations (other than the outstanding principal balance hereof and interest hereon) for which either Debtor shall be obligated or Lender shall be entitled pursuant to the provisions of this Note or the other Loan Documents, (b) the payment of accrued but unpaid-interest hereon, and (c) the payment of all or any portion of the principal balance hereof then outstanding hereunder, in the direct order of maturity. If an Event of Default exists under any of the other Loan Documents, then Lender may, at the sole option of Lender, apply any such payments, at any time and from time to time, to any of the items specified in

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SOVEREIGN BANK — LAZARUS REFINING & MARKETING, LLC

clauses (a), (b) or (c) above without regard to the order of priority otherwise specified herein and any application to the outstanding principal balance hereof may be made in either direct or inverse order of maturity. If any payment of principal or interest on this Note shall become due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in computing interest in connection with such payment. This Note shall be due and payable as follows:

(a) Consecutive monthly payments of principal, each in an amount sufficient to fully amortize the outstanding principal balance of the loan under this Note over a period of TWENTY-FOUR (24) months, plus accrued and unpaid interest thereon, commencing on APRIL 25, 2015, and continuing on the SAME day of each successive month thereafter (or if no such date, then the LAST day of such month); and

(b)ONE (1) final payment of the outstanding principal balance of this Note, including all accrued and unpaid interest thereon, on the earlier of (i) the acceleration of the Indebtedness pursuant to the terms of the Loan Documents; or (ii) MARCH 25, 2017 (the earlier of such dates being the "Maturity Date").

3.Deletion of Section 8(c) of the Loan Agreement. Section 8(c) of the Loan Agreement is hereby deleted and the following inserted in its place:

(c)           [Intentionally Deleted].

4.            Modification of Section 9 of the Loan Agreement. Section 9 of the Loan Agreement is hereby modified in its entirety to read as follows:

9.Debt Service Coverage Ratio. Debtor will maintain a Debt Service Coverage Ratio of at least 1.25 to 1.00, to be tested at the end of each quarter. "Debt Service Coverage Ratio" means, for any period, the ratio of (a) EBITDA of Debtor during such period less permitted distributions, to (b) scheduled payments of principal and interest by Debtor on Debt during such period. "EBITDA" means, for any Person for any period of determination, an amount equal to (1) net income plus (2) the sum of the following to the extent deducted from net income: (A) interest expense; plus (B) income taxes; plus (C) depreciation; plus (D) amortization for such period determined and consolidated in accordance with GAAP. Debtor shall provide Lender such calculations and certificates as Lender shall reasonably require in calculating Debt Service Coverage Ratio. A breach of the financial covenant contained in this Section shall be deemed to have occurred as of any date of determination thereof by Lender or as of the last day of any specified measuring period, regardless of when the financial statements or any certificate reflecting such breach are delivered to Lender.

5.            Conditions Precedent. The obligations of Lender under this Modification Agreement shall be subject to the condition precedent that Debtor shall have executed and delivered to Lender this Modification Agreement and such other documents and instruments incidental and appropriate to the transaction provided for herein as Lender or its counsel may reasonably request.

6.            Payment of Fees and Expenses. Debtor further agrees to pay all reasonable cost and expenses, including, reasonable attorneys' fees of Lender in connection with the drafting and execution of this Modification Agreement.

7.            Ratifications. Except as expressly modified and superseded by this Modification Agreement, the Note and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The terms, conditions and provisions of the Note (as the same may have been amended, modified or restated from time to time) are incorporated herein by reference, the same as if stated verbatim herein. The Note, as modified by this Modification Agreement and the other Loan Documents continue to be legal, valid, binding obligations, enforceable against Debtor in accordance with their terms. Without limiting the generality of the foregoing, Debtor hereby ratifies and confirms that all liens securing the Note and Loan Documents heretofore granted to Lender (if any) were

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SOVEREIGN BANK — LAZARUS REFINING & MARKETING, LLC

intended to, do and continue to secure the full payment and performance of all indebtedness under the Note and all obligations under the Loan Documents.

8.           Representations, Warranties and Confirmations. Debtor hereby represents and warrants to Lender that: (a) this Modification Agreement has been duly executed and delivered by Debtor, is valid and binding upon Debtor and is enforceable against Debtor in accordance with its terms, except as limited by any applicable bankruptcy laws, (b) no action of, or filing with, any governmental authority is required to authorize, or is otherwise required in connection with, the execution, delivery and performance by Debtor of this Modification Agreement, and (c) the execution, delivery and performance by Debtor of this Modification Agreement does not require the consent of any other person and does not and will not constitute a violation of any laws, agreements or understandings to which Debtor is a party or by which Debtor is bound. '

9.           Additional Documents. Debtor shall execute and cause to be executed such further documents and instruments, as Lender, in its reasonable discretion, deems necessary or desirable to create, evidence, preserve, and perfect its liens and security interests granted in the Loan Documents. In the event any of the Loan Documents misrepresents or inaccurately reflects the correct terms and/or provisions Debtor shall upon request by Lender and in order to correct such mistake, execute such new documents or initial corrected, original documents as Lender may deem necessary to remedy said errors or mistakes. Debtor's failure to execute such documents as requested shall constitute a default under the Loan Documents.

10.           Multiple Counterparts. This Modification Agreement may be executed in a number of identical separate counterparts, each of which for all purposes is to be deemed an original, but all of which shall constitute, collectively, one agreement.

11.           Reference to Loan Documents. Each of the Loan Documents containing a reference to any other Loan Document shall mean and refer to such other Loan Document as modified hereby.

12.           Severability. Any provision of this Modification Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Modification Agreement and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

13.           Headings and Defined Terms. The headings, captions, and arrangements used in this Modification Agreement are for convenience only and shall not affect the interpretation of this Modification Agreement.

14.           Certain Acknowledgements. Debtor hereby acknowledges and agrees that there are no defenses, counterclaims, offsets, cross-complaints, claims or demands of any kind or nature whatsoever against Lender or under the terms and provisions of or the obligations of Debtor under the Loan Documents, and that Debtor has no right to seek affirmative relief or damages of any kind or nature from Lender. To the extent any such defenses, counterclaims, offsets, cross-complaints, claims, demands or rights exist, Debtor hereby waives, and hereby knowingly and voluntarily releases and forever discharges Lender and its predecessors, officers, directors, agents, attorneys, employees, successors and assigns, from all possible claims, demands, actions, causes of action, defenses, counterclaims, offsets, cross-complaints, damages, costs, expenses and liabilities whatsoever, whether known or unknown, such waiver and release being with full knowledge and understanding of the circumstances and effects of such waiver and release and after having consulted legal counsel with respect thereto.

15.           Governing Law: Venue. Debtor agrees that this Modification Agreement shall be deemed to have been made in the State of Texas and shall be governed by, and construed in accordance with, the laws of the State of Texas. In any litigation in connection with or to enforce this Modification Agreement, the Note or any other Loan Documents, Debtor irrevocably consents to and confers personal jurisdiction on the courts of the State of Texas or the United States. Nothing contained herein shall, however, prevent Lender from bringing any action or exercising any rights within any other state or jurisdiction or from obtaining personal jurisdiction by any other means available under applicable law.

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SOVEREIGN BANK — LAZARUS REFINING & MARKETING, LLC

NOTICE OF FINAL AGREEMENT

THE NOTE AND THE OTHER LOAN DOCUMENTS, AS MODIFIED BY THIS MODIFICATION AGREEMENT, REPRESENT THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN AND AMONG THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

LOAN MODIFICATION AGREEMENT - PAGE 4
SOVEREIGN BANK - LAZARUS REFINING & MARKETING, LLC

EXECUTED, as of the Effective Date.

LENDER:		ADDRESS:

SOVEREIGN BANK		17950 Preston Road, Suite 500
Dallas, TX 75252
By:	/s/ KATHRYN WALKER
Name:	Kathryn Walker
Title:	Senior Vice President

DEBTOR:		ADDRESS:

LAZARUS REFINING & MARKETING, LLC		801 Travis Street, Suite 2100
Houston, TX 77002
By:	BLUE DOLPHIN ENERGY COMPANY
Its:	Sole Member

By:	/s/ JONATHAN P. CARROLL
Name:	Jonathan P. Carroll
Title:	President

                 CONFIRMATION AND AGREEMENT FOLLOWS

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SOVEREIGN BANK — LAZARUS REFINING & MARKETING, LLC

CONFIRMATION AND AGREEMENT OF GUARANTOR

To induce Lender to enter into the forgoing Modification Agreement, each undersigned Guarantor (a) consents and agrees to the execution, delivery and effectiveness of the Modification Agreement, (b) ratifies and confirms that all guaranties, including but not limited to the GUARANTY AGREEMENT dated as of the date of the Loan Agreement, by the undersigned in favor of Lender, and assurances granted, conveyed or otherwise provided to Lender by Guarantor are not released, diminished, impaired, reduced, or otherwise adversely affected by the Modification Agreement and continue to guarantee and assure the payment and performance of the indebtedness and obligations as renewed, increased, extended, restated or replaced pursuant to the Modification Agreement in accordance with the terms and conditions of such guaranties or assurances, (c) agrees to perform such acts and duly authorize, execute, acknowledge and deliver such additional guaranties, assurances and other documents, instruments and agreements as Lender may reasonably deem necessary or appropriate in order to preserve and protect those guaranties and assurances, as set forth in the Guaranty Agreement, and (d) waives notice of acceptance of this confirmation, which consent and agreement binds Guarantor and Guarantor's successors and assigns and inures to Lender and its successors and assigns.

EXECUTED as of the first date herein set forth.

GUARANTOR:

/s/ JONATHAN P. CARROLL
Jonathan P. Carroll

INGLESIDE CRUDE LLC

By:	/s/ JONATHAN P. CARROLL
Name:	Jonathan P. Carroll
Title:	Sole member

CONFIRMATION AND AGREEMENT FOLLOWS

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SOVEREIGN BANK — LAZARUS REFINING & MARKETING, LLC

CONFIRMATION AND AGREEMENT OF OBLIGOR

To induce Lender to enter into the forgoing Modification Agreement, each undersigned Obligor (a) consents and agrees to the execution, delivery and effectiveness of the Modification Agreement, (b) ratifies and confirms that all collateral granted by the undersigned in favor of Lender is not released, diminished, impaired, reduced, or otherwise adversely affected by the Modification Agreement and continues to secure the payment and performance of the indebtedness and obligations as renewed, increased, extended, restated or replaced pursuant to the Modification Agreement in accordance with the terms and conditions of the documents signed by such Obligor, (c) agrees to perform such acts and duly authorize, execute, acknowledge and deliver such additional documents, instruments and agreements as Lender may reasonably deem necessary or appropriate in order to preserve and protect such collateral, as set forth in the documents signed by such Obligor, and (d) waives notice of acceptance of this confirmation, which consent and agreement binds Obligor and Obligor's successors and assigns and inures to Lender and its successors and assigns.

EXECUTED as of the first date herein set forth.

LAZARUS TEXAS REFINERY I, LLC

By:	LAZARUS ENERGY HOLDINGS LLC
Its:	Sole Member

	By:	CARROLL & COMPANY FINANCIAL HOLDINGS, LP
	Its:	Sole Member

		By:	LAZARUS CAPITAL, LLC
		Its:	General Partner

		By:	/s/ JONATHAN P. CARROLL
		Name:	Jonathan P. Carroll
		Title:	Sole Member

LAZARUS ENERGY HOLDINGS LLC

By:	CARROLL & COMPANY FINANCIAL HOLDINGS, LP
Its:	Sole Member

	By:	LAZARUS CAPITAL, LLC
	Its:	General Partner

	By:	/s/ JONATHAN P. CARROLL
	Name:	Jonathan P. Carroll
	Title:	Sole Member

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SOVEREIGN BANK — LAZARUS REFINING & MARKETING, LLC